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                                                                  Exhibit 99.5



              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


     I hereby consent to being named as a person about to become a director of Louis Dreyfus Natural Gas Corp. in its Registration Statement on Form S-4, and any amendments thereto, filed with the Securities and Exchange Commission.


                                   /s/ Mark Andrews
                                   --------------------------------------
                                   Mark Andrews


Dated: September 2, 1997